                                                                Exhibit 24

                           DAYTON HUDSON CORPORATION

                               Power of Attorney
                          of Director and/or Officer


     KNOW ALL MEN BY THESE PRESENTS, that the undersigned director and/or officer of DAYTON HUDSON CORPORATION, a Minnesota corporation, does hereby make, constitute and appoint ROBERT J. ULRICH, STEPHEN E. WATSON, JAMES T. HALE, DOUGLAS A. SCOVANNER and EDWIN H. WINGATE, and each or any one of them, the undersigned's true and lawful attorneys-in-fact, with power of substitution, for the undersigned and in the undersigned's name, place and stead, to sign and affix the undersigned's name as such director and/or officer of said Corporation to a Form 10-K, Annual Report, pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934, for the fiscal year ended January 28, 1995, or other applicable form, including any and all Exhibits, Schedules, Supplements and supporting documents thereto, including, but not limited to, the Form 11-K Annual Reports of the Supplemental Retirement, Savings, and Employee Stock Ownership Plan and similar plans pursuant to Section 15(d) of the Securities Exchange Act of 1934, and all amendments, supplementations and corrections thereto, to be filed by said Corporation with the Securities and Exchange Commission, Washington, D.C. as required in connection with its registration under the Securities Exchange Act of 1934, as amended, granting unto said attorneys-in-fact, and each of them, full power and authority to do and perform any and all acts necessary or incidental to the performance and execution of the powers herein expressly granted.

     IN WITNESS WHEREOF, the undersigned has hereunto set the undersigned's hand as of this 8th day of March, 1994.


                                     /s/ Rand V. Araskog
                                     ________________________________
                                         Rand V. Araskog

                           DAYTON HUDSON CORPORATION

                               Power of Attorney
                          of Director and/or Officer


     KNOW ALL MEN BY THESE PRESENTS, that the undersigned director and/or officer of DAYTON HUDSON CORPORATION, a Minnesota corporation, does hereby make, constitute and appoint ROBERT J. ULRICH, STEPHEN E. WATSON, JAMES T. HALE, DOUGLAS A. SCOVANNER and EDWIN H. WINGATE, and each or any one of them, the undersigned's true and lawful attorneys-in-fact, with power of substitution, for the undersigned and in the undersigned's name, place and stead, to sign and affix the undersigned's name as such director and/or officer of said Corporation to a Form 10-K, Annual Report, pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934, for the fiscal year ended January 28, 1995, or other applicable form, including any and all Exhibits, Schedules, Supplements and supporting documents thereto, including, but not limited to, the Form 11-K Annual Reports of the Supplemental Retirement, Savings, and Employee Stock Ownership Plan and similar plans pursuant to Section 15(d) of the Securities Exchange Act of 1934, and all amendments, supplementations and corrections thereto, to be filed by said Corporation with the Securities and Exchange Commission, Washington, D.C. as required in connection with its registration under the Securities Exchange Act of 1934, as amended, granting unto said attorneys-in-fact, and each of them, full power and authority to do and perform any and all acts necessary or incidental to the performance and execution of the powers herein expressly granted.

     IN WITNESS WHEREOF, the undersigned has hereunto set the undersigned's hand as of this 8th day of March, 1994.


                                     /s/ Robert A. Burnett
                                     ________________________________
                                         Robert A. Burnett

                           DAYTON HUDSON CORPORATION

                               Power of Attorney
                          of Director and/or Officer


     KNOW ALL MEN BY THESE PRESENTS, that the undersigned director and/or officer of DAYTON HUDSON CORPORATION, a Minnesota corporation, does hereby make, constitute and appoint ROBERT J. ULRICH, STEPHEN E. WATSON, JAMES T. HALE, DOUGLAS A. SCOVANNER and EDWIN H. WINGATE, and each or any one of them, the undersigned's true and lawful attorneys-in-fact, with power of substitution, for the undersigned and in the undersigned's name, place and stead, to sign and affix the undersigned's name as such director and/or officer of said Corporation to a Form 10-K, Annual Report, pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934, for the fiscal year ended January 28, 1995, or other applicable form, including any and all Exhibits, Schedules, Supplements and supporting documents thereto, including, but not limited to, the Form 11-K Annual Reports of the Supplemental Retirement, Savings, and Employee Stock Ownership Plan and similar plans pursuant to Section 15(d) of the Securities Exchange Act of 1934, and all amendments, supplementations and corrections thereto, to be filed by said Corporation with the Securities and Exchange Commission, Washington, D.C. as required in connection with its registration under the Securities Exchange Act of 1934, as amended, granting unto said attorneys-in-fact, and each of them, full power and authority to do and perform any and all acts necessary or incidental to the performance and execution of the powers herein expressly granted.

     IN WITNESS WHEREOF, the undersigned has hereunto set the undersigned's hand as of this 8th day of March, 1994.


                                     /s/ Livio D. DeSimone
                                     ________________________________
                                         Livio D. DeSimone

                           DAYTON HUDSON CORPORATION

                               Power of Attorney
                          of Director and/or Officer


     KNOW ALL MEN BY THESE PRESENTS, that the undersigned director and/or officer of DAYTON HUDSON CORPORATION, a Minnesota corporation, does hereby make, constitute and appoint ROBERT J. ULRICH, STEPHEN E. WATSON, JAMES T. HALE, DOUGLAS A. SCOVANNER and EDWIN H. WINGATE, and each or any one of them, the undersigned's true and lawful attorneys-in-fact, with power of substitution, for the undersigned and in the undersigned's name, place and stead, to sign and affix the undersigned's name as such director and/or officer of said Corporation to a Form 10-K, Annual Report, pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934, for the fiscal year ended January 28, 1995, or other applicable form, including any and all Exhibits, Schedules, Supplements and supporting documents thereto, including, but not limited to, the Form 11-K Annual Reports of the Supplemental Retirement, Savings, and Employee Stock Ownership Plan and similar plans pursuant to Section 15(d) of the Securities Exchange Act of 1934, and all amendments, supplementations and corrections thereto, to be filed by said Corporation with the Securities and Exchange Commission, Washington, D.C. as required in connection with its registration under the Securities Exchange Act of 1934, as amended, granting unto said attorneys-in-fact, and each of them, full power and authority to do and perform any and all acts necessary or incidental to the performance and execution of the powers herein expressly granted.

     IN WITNESS WHEREOF, the undersigned has hereunto set the undersigned's hand as of this 8th day of March, 1994.


                                     /s/ Roger A. Enrico
                                     ________________________________
                                         Roger A. Enrico

                           DAYTON HUDSON CORPORATION

                               Power of Attorney
                          of Director and/or Officer


     KNOW ALL MEN BY THESE PRESENTS, that the undersigned director and/or officer of DAYTON HUDSON CORPORATION, a Minnesota corporation, does hereby make, constitute and appoint ROBERT J. ULRICH, STEPHEN E. WATSON, JAMES T. HALE, DOUGLAS A. SCOVANNER and EDWIN H. WINGATE, and each or any one of them, the undersigned's true and lawful attorneys-in-fact, with power of substitution, for the undersigned and in the undersigned's name, place and stead, to sign and affix the undersigned's name as such director and/or officer of said Corporation to a Form 10-K, Annual Report, pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934, for the fiscal year ended January 28, 1995, or other applicable form, including any and all Exhibits, Schedules, Supplements and supporting documents thereto, including, but not limited to, the Form 11-K Annual Reports of the Supplemental Retirement, Savings, and Employee Stock Ownership Plan and similar plans pursuant to Section 15(d) of the Securities Exchange Act of 1934, and all amendments, supplementations and corrections thereto, to be filed by said Corporation with the Securities and Exchange Commission, Washington, D.C. as required in connection with its registration under the Securities Exchange Act of 1934, as amended, granting unto said attorneys-in-fact, and each of them, full power and authority to do and perform any and all acts necessary or incidental to the performance and execution of the powers herein expressly granted.

     IN WITNESS WHEREOF, the undersigned has hereunto set the undersigned's hand as of this 8th day of March, 1994.


                                     /s/ William W. George
                                     ________________________________
                                         William W. George

                           DAYTON HUDSON CORPORATION

                               Power of Attorney
                          of Director and/or Officer


     KNOW ALL MEN BY THESE PRESENTS, that the undersigned director and/or officer of DAYTON HUDSON CORPORATION, a Minnesota corporation, does hereby make, constitute and appoint ROBERT J. ULRICH, STEPHEN E. WATSON, JAMES T. HALE, DOUGLAS A. SCOVANNER and EDWIN H. WINGATE, and each or any one of them, the undersigned's true and lawful attorneys-in-fact, with power of substitution, for the undersigned and in the undersigned's name, place and stead, to sign and affix the undersigned's name as such director and/or officer of said Corporation to a Form 10-K, Annual Report, pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934, for the fiscal year ended January 28, 1995, or other applicable form, including any and all Exhibits, Schedules, Supplements and supporting documents thereto, including, but not limited to, the Form 11-K Annual Reports of the Supplemental Retirement, Savings, and Employee Stock Ownership Plan and similar plans pursuant to Section 15(d) of the Securities Exchange Act of 1934, and all amendments, supplementations and corrections thereto, to be filed by said Corporation with the Securities and Exchange Commission, Washington, D.C. as required in connection with its registration under the Securities Exchange Act of 1934, as amended, granting unto said attorneys-in-fact, and each of them, full power and authority to do and perform any and all acts necessary or incidental to the performance and execution of the powers herein expressly granted.

     IN WITNESS WHEREOF, the undersigned has hereunto set the undersigned's hand as of this 8th day of March, 1994.


                                     /s/ Roger L. Hale
                                     ________________________________
                                         Roger L. Hale

                           DAYTON HUDSON CORPORATION

                               Power of Attorney
                          of Director and/or Officer


     KNOW ALL MEN BY THESE PRESENTS, that the undersigned director and/or officer of DAYTON HUDSON CORPORATION, a Minnesota corporation, does hereby make, constitute and appoint ROBERT J. ULRICH, STEPHEN E. WATSON, JAMES T. HALE, DOUGLAS A. SCOVANNER and EDWIN H. WINGATE, and each or any one of them, the undersigned's true and lawful attorneys-in-fact, with power of substitution, for the undersigned and in the undersigned's name, place and stead, to sign and affix the undersigned's name as such director and/or officer of said Corporation to a Form 10-K, Annual Report, pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934, for the fiscal year ended January 28, 1995, or other applicable form, including any and all Exhibits, Schedules, Supplements and supporting documents thereto, including, but not limited to, the Form 11-K Annual Reports of the Supplemental Retirement, Savings, and Employee Stock Ownership Plan and similar plans pursuant to Section 15(d) of the Securities Exchange Act of 1934, and all amendments, supplementations and corrections thereto, to be filed by said Corporation with the Securities and Exchange Commission, Washington, D.C. as required in connection with its registration under the Securities Exchange Act of 1934, as amended, granting unto said attorneys-in-fact, and each of them, full power and authority to do and perform any and all acts necessary or incidental to the performance and execution of the powers herein expressly granted.

     IN WITNESS WHEREOF, the undersigned has hereunto set the undersigned's hand as of this 8th day of March, 1994.


                                     /s/ Betty Ruth Hollander
                                     ________________________________
                                         Betty Ruth Hollander

                           DAYTON HUDSON CORPORATION

                               Power of Attorney
                          of Director and/or Officer


     KNOW ALL MEN BY THESE PRESENTS, that the undersigned director and/or officer of DAYTON HUDSON CORPORATION, a Minnesota corporation, does hereby make, constitute and appoint ROBERT J. ULRICH, STEPHEN E. WATSON, JAMES T. HALE, DOUGLAS A. SCOVANNER and EDWIN H. WINGATE, and each or any one of them, the undersigned's true and lawful attorneys-in-fact, with power of substitution, for the undersigned and in the undersigned's name, place and stead, to sign and affix the undersigned's name as such director and/or officer of said Corporation to a Form 10-K, Annual Report, pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934, for the fiscal year ended January 28, 1995, or other applicable form, including any and all Exhibits, Schedules, Supplements and supporting documents thereto, including, but not limited to, the Form 11-K Annual Reports of the Supplemental Retirement, Savings, and Employee Stock Ownership Plan and similar plans pursuant to Section 15(d) of the Securities Exchange Act of 1934, and all amendments, supplementations and corrections thereto, to be filed by said Corporation with the Securities and Exchange Commission, Washington, D.C. as required in connection with its registration under the Securities Exchange Act of 1934, as amended, granting unto said attorneys-in-fact, and each of them, full power and authority to do and perform any and all acts necessary or incidental to the performance and execution of the powers herein expressly granted.

     IN WITNESS WHEREOF, the undersigned has hereunto set the undersigned's hand as of this 8th day of March, 1994.


                                     /s/ Michele J. Hooper
                                     ________________________________
                                         Michele J. Hooper

                           DAYTON HUDSON CORPORATION

                               Power of Attorney
                          of Director and/or Officer


     KNOW ALL MEN BY THESE PRESENTS, that the undersigned director and/or officer of DAYTON HUDSON CORPORATION, a Minnesota corporation, does hereby make, constitute and appoint ROBERT J. ULRICH, STEPHEN E. WATSON, JAMES T. HALE, DOUGLAS A. SCOVANNER and EDWIN H. WINGATE, and each or any one of them, the undersigned's true and lawful attorneys-in-fact, with power of substitution, for the undersigned and in the undersigned's name, place and stead, to sign and affix the undersigned's name as such director and/or officer of said Corporation to a Form 10-K, Annual Report, pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934, for the fiscal year ended January 28, 1995, or other applicable form, including any and all Exhibits, Schedules, Supplements and supporting documents thereto, including, but not limited to, the Form 11-K Annual Reports of the Supplemental Retirement, Savings, and Employee Stock Ownership Plan and similar plans pursuant to Section 15(d) of the Securities Exchange Act of 1934, and all amendments, supplementations and corrections thereto, to be filed by said Corporation with the Securities and Exchange Commission, Washington, D.C. as required in connection with its registration under the Securities Exchange Act of 1934, as amended, granting unto said attorneys-in-fact, and each of them, full power and authority to do and perform any and all acts necessary or incidental to the performance and execution of the powers herein expressly granted.

     IN WITNESS WHEREOF, the undersigned has hereunto set the undersigned's hand as of this 8th day of March, 1994.


                                     /s/ Mary Patterson McPherson
                                     ________________________________
                                         Mary Patterson McPherson

                           DAYTON HUDSON CORPORATION

                               Power of Attorney
                          of Director and/or Officer


     KNOW ALL MEN BY THESE PRESENTS, that the undersigned director and/or officer of DAYTON HUDSON CORPORATION, a Minnesota corporation, does hereby make, constitute and appoint ROBERT J. ULRICH, STEPHEN E. WATSON, JAMES T. HALE, DOUGLAS A. SCOVANNER and EDWIN H. WINGATE, and each or any one of them, the undersigned's true and lawful attorneys-in-fact, with power of substitution, for the undersigned and in the undersigned's name, place and stead, to sign and affix the undersigned's name as such director and/or officer of said Corporation to a Form 10-K, Annual Report, pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934, for the fiscal year ended January 28, 1995, or other applicable form, including any and all Exhibits, Schedules, Supplements and supporting documents thereto, including, but not limited to, the Form 11-K Annual Reports of the Supplemental Retirement, Savings, and Employee Stock Ownership Plan and similar plans pursuant to Section 15(d) of the Securities Exchange Act of 1934, and all amendments, supplementations and corrections thereto, to be filed by said Corporation with the Securities and Exchange Commission, Washington, D.C. as required in connection with its registration under the Securities Exchange Act of 1934, as amended, granting unto said attorneys-in-fact, and each of them, full power and authority to do and perform any and all acts necessary or incidental to the performance and execution of the powers herein expressly granted.

     IN WITNESS WHEREOF, the undersigned has hereunto set the undersigned's hand as of this 8th day of March, 1994.


                                     /s/ Solomon D. Trujillo
                                     ________________________________
                                         Solomon D. Trujillo

                           DAYTON HUDSON CORPORATION

                               Power of Attorney
                          of Director and/or Officer


     KNOW ALL MEN BY THESE PRESENTS, that the undersigned director and/or officer of DAYTON HUDSON CORPORATION, a Minnesota corporation, does hereby make, constitute and appoint ROBERT J. ULRICH, STEPHEN E. WATSON, JAMES T. HALE, DOUGLAS A. SCOVANNER and EDWIN H. WINGATE, and each or any one of them, the undersigned's true and lawful attorneys-in-fact, with power of substitution, for the undersigned and in the undersigned's name, place and stead, to sign and affix the undersigned's name as such director and/or officer of said Corporation to a Form 10-K, Annual Report, pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934, for the fiscal year ended January 28, 1995, or other applicable form, including any and all Exhibits, Schedules, Supplements and supporting documents thereto, including, but not limited to, the Form 11-K Annual Reports of the Supplemental Retirement, Savings, and Employee Stock Ownership Plan and similar plans pursuant to Section 15(d) of the Securities Exchange Act of 1934, and all amendments, supplementations and corrections thereto, to be filed by said Corporation with the Securities and Exchange Commission, Washington, D.C. as required in connection with its registration under the Securities Exchange Act of 1934, as amended, granting unto said attorneys-in-fact, and each of them, full power and authority to do and perform any and all acts necessary or incidental to the performance and execution of the powers herein expressly granted.

     IN WITNESS WHEREOF, the undersigned has hereunto set the undersigned's hand as of this 8th day of March, 1994.


                                     /s/ Robert J. Ulrich
                                     ________________________________
                                         Robert J. Ulrich

                           DAYTON HUDSON CORPORATION

                               Power of Attorney
                          of Director and/or Officer


     KNOW ALL MEN BY THESE PRESENTS, that the undersigned director and/or officer of DAYTON HUDSON CORPORATION, a Minnesota corporation, does hereby make, constitute and appoint ROBERT J. ULRICH, STEPHEN E. WATSON, JAMES T. HALE, DOUGLAS A. SCOVANNER and EDWIN H. WINGATE, and each or any one of them, the undersigned's true and lawful attorneys-in-fact, with power of substitution, for the undersigned and in the undersigned's name, place and stead, to sign and affix the undersigned's name as such director and/or officer of said Corporation to a Form 10-K, Annual Report, pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934, for the fiscal year ended January 28, 1995, or other applicable form, including any and all Exhibits, Schedules, Supplements and supporting documents thereto, including, but not limited to, the Form 11-K Annual Reports of the Supplemental Retirement, Savings, and Employee Stock Ownership Plan and similar plans pursuant to Section 15(d) of the Securities Exchange Act of 1934, and all amendments, supplementations and corrections thereto, to be filed by said Corporation with the Securities and Exchange Commission, Washington, D.C. as required in connection with its registration under the Securities Exchange Act of 1934, as amended, granting unto said attorneys-in-fact, and each of them, full power and authority to do and perform any and all acts necessary or incidental to the performance and execution of the powers herein expressly granted.

     IN WITNESS WHEREOF, the undersigned has hereunto set the undersigned's hand as of this 8th day of March, 1994.


                                     /s/ John R. Walter
                                     ________________________________
                                         John R. Walter

                           DAYTON HUDSON CORPORATION

                               Power of Attorney
                          of Director and/or Officer


     KNOW ALL MEN BY THESE PRESENTS, that the undersigned director and/or officer of DAYTON HUDSON CORPORATION, a Minnesota corporation, does hereby make, constitute and appoint ROBERT J. ULRICH, STEPHEN E. WATSON, JAMES T. HALE, DOUGLAS A. SCOVANNER and EDWIN H. WINGATE, and each or any one of them, the undersigned's true and lawful attorneys-in-fact, with power of substitution, for the undersigned and in the undersigned's name, place and stead, to sign and affix the undersigned's name as such director and/or officer of said Corporation to a Form 10-K, Annual Report, pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934, for the fiscal year ended January 28, 1995, or other applicable form, including any and all Exhibits, Schedules, Supplements and supporting documents thereto, including, but not limited to, the Form 11-K Annual Reports of the Supplemental Retirement, Savings, and Employee Stock Ownership Plan and similar plans pursuant to Section 15(d) of the Securities Exchange Act of 1934, and all amendments, supplementations and corrections thereto, to be filed by said Corporation with the Securities and Exchange Commission, Washington, D.C. as required in connection with its registration under the Securities Exchange Act of 1934, as amended, granting unto said attorneys-in-fact, and each of them, full power and authority to do and perform any and all acts necessary or incidental to the performance and execution of the powers herein expressly granted.

     IN WITNESS WHEREOF, the undersigned has hereunto set the undersigned's hand as of this 8th day of March, 1994.


                                     /s/ Stephen E. Watson
                                     ________________________________
                                         Stephen E. Watson